                                   [graphic]




                               Semi-Annual Report

                               November 30, 2000

                                   [graphic]

HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

                                                               January 26, 2001

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2002 Term Trust, Inc. (the "Trust") for its semi-annual period ended November 30, 2000, and to share our outlook for the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTB".

Description Of The Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these objectives by investing in a portfolio consisting pri-marily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.).

Change in Fiscal Year

In planning for the termination of the Trust, the Trust's fiscal year-end date has been changed to December 31. This change is effective beginning with the most recent fiscal period, which ran for the seven months ended December 31, 2000. The change has been made to put the Trust in a better position to achieve its objectives in the period leading up to termination in 2002.

Market Environment

Since May, the bond market has anticipated a slowing economy as market yields on most high grade fixed income securities moved lower. Three factors appear to be combining to slow the economy: increases in interest rates by the Federal Reserve totaling 1.75%; a much weaker stock market--particularly in the tech-nology sector; and sharply higher energy prices. As a result, from May 31 to November 30, 2000, the yield on the 2-year Treasury Note fell by 1.11%, and the 2-year Interest Rate Swap rate declined by 1.18%. Market yields on November 30, 2000, were at levels that implied a projection of Fed easing beginning some time in the First Quarter of 2001.

The performance of non-Treasury securities varied greatly during this period. Yield spreads tightened on the very highest quality securities--non-call Agency and very high quality Corporate bonds--generally following intermediate-matur-ity Interest Rate Swap spreads. Lower-grade Corporate bonds generally underper-formed due to fears of the effects of a slowing economy on corporate profits. Mortgage-Backed Securities (MBS) underperformed due to heightened prepayment risk, as new 30-year mortgage rates fell from a high of 8.64% in May to 7.73% at the end of November.

Going forward, an aggressive Federal Reserve Monetary Policy that lowers short-term interest rates should get the economy back on its feet by the end of 2001. In the meantime, short maturity yields should fall, and the yield curve should steepen significantly. While intermediate and long maturity yields will be volatile, we expect them to be higher by year-end, reflecting a heal-thier economic outlook going into 2002.

Portfolio Strategy

Portfolio strategy for the past six months has been to "stay the course", main-taining a portfolio of very high quality MBS and Asset-Backed Securities
(ABS). Maturities have been shortened, in anticipation for the Trust's termina-tion in 2002. The Trust's 10.4% investment in intermediate maturity Agency Benchmark Notes has been eliminated, in favor of short maturity, AAA rated credit card ABS. In addition, a small portion (3.3%) of the allocation to MBS Collateralized Mortgage Obligations (CMO) has also been moved into credit card ABS. These ABS have the advantage of very stable cash flows that allow the Trust to pinpoint maturities more carefully in preparation for termination.

As of November 30, 2000, the Trust's holdings are concentrated in well-struc-tured Planned Amortization Class CMOs and high quality ABS. The assets all have excellent liquidity, with minimum credit ratings of AAA. We believe that cur-rent portfolio allocations will preserve the integrity of the Trust's struc-ture.

HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

We believe that the future performance of HTB will be strong as its maturity in 2002 approaches. Shareholders should benefit in these last two years from the movement of the share price towards Net Asset Value (NAV), reducing the discount between share price and NAV. They should also benefit from accretion of NAV towards the book value of securities.

The Trust's total return based on NAV for the six month period ending November 30, 2000 was 7.00%. Total return is based upon the change in NAV of the Trust's shares, and includes reinvestment of dividends. The closing NAV of the Trust on November 30, 2000, was $9.14. Based on the NYSE closing price of $8.6875 on November 30, 2000, the yield on the Trust was 3.74%.

As of November 30, 2000, the Trust was being managed with an average duration of 2.6 years, as measured on a net assets basis. (Duration measures a bond portfolio's price sensitivity to changes in interest rates.) Over the next sev-eral months, we will incrementally reduce the portfolio's overall interest rate risk with respect to its maturity in 2002.

The chart that follows shows the allocation of the Trust's holdings by asset category on November 30, 2000.



                         HYPERION 2002 TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2000*

[graphic]
Repurchase Agreements                                          0.4%
Asset-Backed Securities                                       39.7%
Municipal Zero Coupon Securities                               0.2%
U.S. Government Agency Collateralized Mortgage Obligations    42.9%
Collateralized Mortgage Obligations                           16.8%

*As a percentage of total investments.

HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

Conclusion

We appreciate the opportunity to serve your investment needs. As always, we welcome your questions and comments, and encourage you to contact our Share-holder Services Representatives at 1-800-HYPERION.

Sincerely,



/S/ ANDREW M. CARTER
ANDREW M. CARTER
Director and Chairman of the Board,
Hyperion 2002 Term Trust, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.




/S/ CLIFFORD E. LAI
CLIFFORD E. LAI
President,
Hyperion 2002 Term Trust, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.

HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments
November 30, 2000 (unaudited)


                                                                                                         Principal
                                                                          Interest                        Amount           Value
                                                                            Rate         Maturity         (000s)         (Note 2)
U.S. Government Agency Collateralized Mortgage Obligations - 60.6%
Federal Home Loan Mortgage Corporation
 Series 1669, Class JB                                                     1.48  %+    07/15/20    $    15,086    $      231,750
 Series 1669, Class JC                                                     1.48  +     05/15/23         11,239           170,505
 Series 2112, Class PB                                                     5.50  **    11/15/16         12,000        11,796,720
 Series 2085, Class PA                                                     6.00  **    07/15/17         26,851        26,618,931
 Series 2113, Class PH                                                     6.00        08/15/14          8,500 @       8,435,910
 Series 2131, Class BK                                                     6.00        11/15/17         29,000 @      28,776,120
 Series 2243, Class PB                                                     7.00        11/15/11         12,548        12,630,064
                                                                                                                  --------------
                                                                                                                      88,660,000
                                                                                                                  --------------
Federal National Mortgage Association
 Series 1993-136, Class SB                                                 5.33  +     07/25/23            493           456,328
 Series 1998-45, Class PD                                                  6.00        04/18/18         28,717 @      28,462,567
 Series 1999-33, Class PB                                                  6.00        08/25/22         15,000 @      14,811,000
 Series 1999-49, Class PB                                                  6.50        11/25/20         16,000 @      15,906,336
 Series 1999-64, Class MC                                                  6.50  **    09/25/18          6,125         6,124,561
 Series 1993-214, Class SA                                                 7.85  +     12/25/28          8,362         8,233,658
                                                                                                                   --------------
                                                                                                                      73,994,450
                                                                                                                  --------------

Federal National Mortgage Association                                      9.00        08/01/14          5,602        5,934,830
                                                                                                                  --------------
Total U.S. Government Agency Collateralized Mortgage Obligations
   (Cost - $168,646,057)                                                                                             168,589,280
                                                                                                                  --------------
Total U.S Government Agency & Agency Obligations
   (Cost - $168,646,057)                                                                                            168,589,280
                                                                                                                  --------------

----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 56.1%
American Express Credit Account
  Master Trust Series 1999-2, Class A                                         5.95        12/15/06         30,000        29,692,500
Chase Credit Card Master Trust
  Series 1997-5, Class A                                                      6.19        08/15/05         20,000        19,959,620
Chemical Master Credit Card Trust I
  Series 1995-3, Class A                                                      6.23        04/15/05         19,813        19,789,225
Citibank Credit Card Master
  Trust I Series 1998-3, Class A                                              5.80        02/07/05         18,765        18,540,927
Contimortgage Home Equity Loan
  Trust Series 1999-1, Class A3                                               6.17        05/25/21          3,000         2,928,570
MBNA Master Credit Card Trust
  Series 1996-A, Class A                                                      6.83  +     07/15/05         13,000        13,038,740
  Series 1995-J, Class A                                                      6.85  +     04/15/05         20,000        20,062,800
                                                                                                                     --------------
                                                                                                                         33,101,540
                                                                                                                     --------------
Residential Fund ing Mortgage Securities II, Inc.
 Series 1999-HS2, Class AI3                                                   6.03        07/25/29         12,000        11,840,760
 Series 1999-HI1, Class A3                                                    6.31        08/25/13         10,000         9,908,100
 Series 1999-H14, Class 3                                                     6.96        12/25/24            320           319,667
                                                                                                                     --------------
                                                                                                                         22,068,527
                                                                                                                     --------------

HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments
November 30, 2000 (unaudited)


                                                                                                         Principal
                                                                          Interest                        Amount           Value
                                                                            Rate         Maturity         (000s)         (Note 2)
ASSET-BACKED SECURITIES (continued)
Salomon Brothers Mortgage Securities VII
 Series 1998-NC3, Class A3                                                 6.46        08/25/28        10,000    $      9,924,300
                                                                                                                 ----------------
Total Asset-Backed Securities
     (Cost - $156,646,858)                                                                                            156,005,209
                                                                                                                 ----------------

----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES - 0.3%
Pennsylvania - 0.3%
Pittsburgh Pennsylvania,
  Water & Sewer Authority
 Series A, Revenue Bonds, FGIC
     (Cost - $843,735)                                                     4.45 (a)    09/01/03         1,000             885,896
                                                                                                                 ----------------

----------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) - 23.7%
Chase Mortgage Finance Corp.
 Series 1999-S8, Class A1                                                    6.35        07/25/29        18,330          18,265,433
                                                                                                                   ----------------
Countrywide Funding Corp.
 Series 1994-5, Class A3A                                                    6.50        03/25/09        14,143          14,027,876
                                                                                                                   ----------------
FFCA Secured Lending Corp. Securities
 Series 1998-1, Class A1A *                                                  6.29        07/18/03         1,313           1,299,401
                                                                                                                   ----------------
Norwest Asset Securities Corp.
 Series 1999-16, Class A11                                                   6.00        06/25/29        12,828          12,652,641
                                                                                                                   ----------------
Residential Funding Mortgage
  Securities I, Inc.
 Series 1999-S13, Class A2                                                   6.00        05/25/29        19,928          19,634,660
                                                                                                                   ----------------
Total Collateralized Mortgage
  Obligations (REMICs)
     (Cost - $66,620,218)                                                                                                65,880,011
                                                                                                                   ----------------

----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 0.5%
Dated 11/30/00, with Morgan
  Stanley Dean Witter; proceeds:$1,300,235;
  collateralized by $1,330,000 FNMA,
  1.705%, due 12/25/00; value $ 1,326,010                                   6.52        12/01/00         1,300           1,300,000

Dated 11/30/00, with State
  Street Corp.; proceeds:
  $100,015; collateralized by
  $105,000 FNMA, 6.00% due
  9/24/01; value: $105,952
                                                                             5.50        12/01/00           100             100,000
                                                                                                                   ----------------
Total Repurchase Agreements
     (Cost - $1,400,000)                                                                                                  1,400,000
                                                                                                                   ----------------

 ----------------------------------------------------------------------------------------------------------------------------------

Total Investments - 141.2%
     (Cost - $394,094,342)                                                                                              392,760,396
                                                                                                                   ----------------

Liabilities in Excess of
  Other Assets - (41.2)%                                                                                              (114,520,835)
                                                                                                                   ----------------

NET ASSETS - 100.0%                                                                                                $    278,239,561
                                                                                                                   ================
----------------------------------------------------------------------------------------------------------------------------------

SECURITIES SOLD SHORT
U.S. Government & Agency
  Obligations
U.S. Treasury Obligation
U.S. Treasury Bond
   (Proceeds - $42,791,016)                                                 15.75  %     11/15/01        35,250    $     38,400,469

----------------------------------------------------------------------------------------------------------------------------------

    * - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

   ** - Securities held as collateral by counterparty for security borrowed
        (Note 2).

    @ - Portion of or entire principal amount delivered to counterparty as collateral for reverse repurchase agreements (Note 5).

  (a) - Zero Coupon Bonds. Interest rate represents yield to maturity.

    + - Variable Rate Security - Interest rate is rate in effect at November
        30, 2000.

 FGIC - Insured by Financial Guaranty Insurance Company.

REMIC - Real Estate Mortgage Investment Conduit.
---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statement of Assets and Liabilities
November 30, 2000 (unaudited)


Assets:
Investments, at value (cost $394,156,868) (Note 2) ..........    $   392,760,396
Interest receivable .........................................          2,140,563
Receivable on swap contracts ................................            155,596
Prepaid expenses and other assets ...........................              5,433
Net unrealized appreciation on Swap Contracts (Note 7) ......            143,076
                                                                 ---------------
    Total assets ............................................        395,205,064
                                                                 ---------------

Liabilities:
Reverse repurchase agreements (Note 5) ......................         77,770,000
Securities sold short, at value (proceeds $42,791,016)
(Note 2)...... ..............................................         38,400,469
Interest payable for reverse repurchase agreements (Note 5) .            139,661
Interest payable for short sale (Note 2) ....................            245,387
Investment advisory fee payable .............................            113,462
Administration fee payable ..................................             34,969
Distribution payable ........................................             37,123
Due to custodian ............................................             14,022
Accrued expenses and other liabilities ......................            210,410
                                                                 ---------------
    Total liabilities .......................................        116,965,503
                                                                 ---------------

Net Assets (equivalent to $9.14 per share based on
30,446,839 shares issued and outstanding) ...................    $   278,239,561
                                                                 ===============
Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6) .................          $ 304,468
Additional paid-in capital (Note 6) .........................        295,387,131
Undistributed net investment income .........................         10,258,660
Accumulated net realized loss ...............................        (30,910,375)
Net unrealized depreciation .................................          3,199,677
                                                                 ---------------
Net assets applicable to capital stock outstanding ..........    $   278,239,561
                                                                 ===============

---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statement of Operations
For the six months ended November 30, 2000 (unaudited)


Investment Income (Note 2):
    Interest .................................................    $   12,099,656
                                                                  --------------

Expenses:
    Investment advisory fee (Note 3) .........................           681,745
    Administration fee (Note 3) ..............................           256,796
    Insurance ................................................            68,653
    Directors' fees ..........................................            50,792
    Custodian ................................................            48,317
    Reports to shareholders ..................................            28,228
    Legal ....................................................            27,483
    Registration .............................................            23,711
    Accounting and tax services ..............................            22,624
    Transfer agency ..........................................            19,107
    Miscellaneous ............................................            40,017
                                                                  --------------
        Total operating expenses .............................         1,267,473
           Interest expense on reverse repurchase agreements
(Note 5) .....................................................         2,761,561
           Interest expense on securities sold short (Note 2)          2,731,469
                                                                  --------------
        Total expenses .......................................         6,760,503
                                                                  --------------
    Net investment income ....................................         5,339,153
                                                                  --------------
Realized and Unrealized Gains (Losses) on Investments (Notes
2 and 7):
Net realized loss on investment transactions .................        (2,253,939)
Net change in unrealized appreciation on:
    Investments ..............................................        12,927,815
    Short sales ..............................................         1,185,720
    Swap contracts ...........................................           827,449
                                                                  --------------
Net change in unrealized appreciation on investments, short
sales and swap contracts .....................................        14,940,984
                                                                  --------------
Net realized and unrealized gain on investments, short sales
and swap contracts ...........................................        12,687,045
                                                                  --------------
Net increase in net assets resulting from operations .........    $   18,026,198
                                                                  ==============

---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statements of Changes in Net Assets

                                                                        For the
                                                                    Six Months Ended     For the Year
                                                                    November 30, 2000       Ended
                                                                      (unaudited)        May 31, 2000
 ------------------------------------------------------------------------------------------------------

Increase in Net Assets Resulting from Operations:
   Net investment income............ ...........................    $     5,339,153    $     12,839,250
   Net realized gain (loss) on investments transactions ........         (2,253,939)            626,417
   Net change in unrealized appreciation (depreciation) on
    investments short sales and swap contracts..................         14,940,984         (10,323,833)
                                                                    ---------------     ---------------
   Net increase in net assets resulting from operations ........         18,026,198           3,141,834
                                                                    ---------------     ---------------
Dividends to Shareholders (Note 2):
   Net investment income............ ...........................         (4,946,919)        (12,559,688)
                                                                    ---------------     ---------------
Capital Stock Transactions (Note 6):
   Cost of Trust shares repurchased and retired ................                  -                   -
                                                                    ---------------     ---------------
     Total increase (decrease) in net assets ...................         13,079,279          (9,417,854)
Net Assets:
   Beginning of year................ ...........................        265,160,282         274,578,136
                                                                    ---------------     ---------------
   End of period (including undistributed net investment income
    of $10,258,660 and $11,521,512, respectively) ..............    $   278,239,561    $    265,160,282
                                                                    ===============     ===============

---------------
See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended November 30, 2000


Increase (Decrease) in Cash:
Cash flows provided by operating activities:
 Interest received (excluding net accretion of
   $382,431)......................................    $     13,526,869
 Interest expense paid ...........................          (5,524,941)
 Operating expenses paid .........................          (1,409,959)
 Purchase of short-term portfolio investments,
   net............................................             399,000
 Purchase of long-term portfolio investments .....        (105,588,765)
 Proceeds from dispositions of long-term port-
   folio investments, short sales and principal
   paydowns.......................................         116,792,336
                                                       ---------------
 Net cash provided by operating activities .......          18,194,540
                                                       ---------------
Cash flows used for financing activities:
 Net cash used for reverse repurchase agreements.          (13,299,250)
 Cash dividends paid .............................          (4,909,796)
                                                       ---------------
 Net cash used for financing activities ..........         (18,209,047)
                                                       ---------------
Net increase in cash .............................             (14,506)
Cash at beginning of year ........................                 484
                                                       ---------------
Cash at end of year ..............................    $        (14,022)
                                                       ===============

Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating
   Activities:

Net increase in net assets resulting from
   operations.....................................    $     18,026,198
                                                       ---------------
 Decrease in investments. ........................          14,238,942
 Increase in net unrealized depreciation on
   investments....................................         (14,940,984)
 Increase in interest receivable .................           1,044,781
 Increase in other assets ........................              81,740
Decrease in advisory/administration fees payable.                1,879
Decrease in payable for investments purchased ....                   -
Increase in other liabilities ....................            (258,016)
                                                       ---------------
   Total adjustments..............................             168,342
                                                       ---------------
Net cash provided by operating activities ........    $     18,194,540
                                                       ===============

---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Financial Highlights

                                                            For the
                                                          Six Months
                                                             Ended
                                                         November 30,                    For the Year Ended May 31,
                                                             2000        ----------------------------------------------------------
                                                          (unaudited)           2000            1999            1998           1997
 ----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period.................    $       8.71    $      9.02    $       9.09    $       8.35    $      7.98
                                                          -----------    -----------     -----------     -----------    -----------
Net investment income................................            0.12           0.41            0.52            0.56           0.60
Net realized and unrealized gain (loss) on invest-
  ment, short sale, futures and option transactions..            0.47          (0.31)          (0.13)           0.56           0.24
                                                          -----------    -----------     -----------     -----------    -----------
Net increase (decrease) in net asset value resulting
  from operations....................................            0.59           0.10            0.39            1.12           0.84
Net effect of shares repurchased.....................               -              -            0.01            0.09           0.05
Dividends from net investment income.................           (0.16)         (0.41)          (0.47)          (0.47)         (0.52)
                                                          -----------    -----------     -----------     -----------    -----------
Net asset value, end of period.......................    $       9.14    $      8.71    $       9.02    $       9.09    $      8.35
                                                          ===========    ===========     ===========     ===========    ===========
Market price, end of period..........................    $     8.6875    $      8.00    $      8.375    $      8.125    $      7.25
                                                          ===========    ===========     ===========     ===========    ===========
Total Investment Return +............................          21.42% (1)      0.40%           9.04%          18.93%         13.28%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000's)....................    $    278,240    $   265,160    $    274,578    $    280,860    $   283,354
Operating expenses...................................           0.93% (2)      0.85%           0.81%           0.83%          0.86%
Interest Expenses....................................           2.21% (2)      3.67%           2.31%           2.48%          2.47%
Total expenses.......................................           3.14% (2)      4.52%           3.12%           3.31%          3.33%
Net investment income................................           3.92% (2)      4.76%           5.68%           6.09%          7.16%
Portfolio turnover rate..............................             30% (1)        67%             88%             83%            35%

---------------
+ Total investment return is based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.
(1) Not Annualized.
(2) Annualized.
---------------

See notes to financial statements.

THE HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
November 30, 2000 (unaudited)

1. The Trust

Hyperion 2002 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Invest-ment Company Act of 1940 (the "1940 Act") as a diversified, closed-end manage-ment investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to termi-nate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Ac-tual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed se-curities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of in-formation provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental ana-lytic data relating to the investment and an evaluation of the forces which in-fluence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obli-gations may be affected by economic developments in a specific industry or re-gion. The values of MBS can be significantly affected by changes in interest rates.

Options Written or Purchased: The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium re-ceived or paid by the Trust is recorded as a liability or an asset and is sub-sequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or re-ceived on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exer-cised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the under-lying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underly-ing the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worth-less and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is ex-ercised. The Trust will only write call options on positions held in its port-folio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exer-cised.

THE HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
November 30, 2000 (unaudited)

2. Significant Accounting Policies (continued)

In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hed-ging potential declines in similar securities owned. When the Trust makes a short sale, it must borrow the security sold short and deliver to the broker-dealer through which it made the borrowing collateral for its obligation to de-liver the security upon conclusion of the short sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securi-ties. A gain, limited to the amount at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds ori-ginally received. For the period ended November 30, 2000 the Trust paid secur-ity borrowing fees totaling $181,932. Such amount is offset against interest income in the Statement of Operations.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin pay-ments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio against fluctuations in the value of portfolio securities caused by changes in prevail-ing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Swap agreements: The Trust may invest in swap agreements. The Trust may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an ex-change of floating rate payments for fixed rate payments with respect to a no-tional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on inter-est rate swap agreements are included as part of interest income. For the peri-od ended November 30, 2000, such net payments paid by the Trust amounted to $37,931. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agree-ments may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of November 30, 2000.

Securities Transactions and Investment Income: Securities transactions are re-corded on the trade date. Realized gains and losses from securities transac-tions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to dis-tribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

THE HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
November 30, 2000 (unaudited)

2. Significant Accounting Policies (continued)

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; how-ever, net investment income, net realized gains and net assets are not af-fected.

Cash Flow Information: The Trust invests in securities and distributes divi-dends and distributions which are paid in cash or are reinvested at the discre-tion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash pay-ments is presented in the Statement of Cash Flows. Cash, as used in the State-ment of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest.

Hyperion Capital Management, Inc. (the "Advisor") is responsible for determin-ing that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bank-ruptcy proceedings commence with respect to the seller of the security, reali-zation of the collateral by the Trust may be delayed or limited.

3. Investment Advisory Agreement and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and pro-vides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net as-sets. During the period ended November 30, 2000, the Advisor earned $681,745 in investment advisory fees.


The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). Investor's Bank & Trust, through its acquisition of Investor's Capital Services, Inc., served as the Trust's sub-ad-ministrator from April 1, 2000 through September 30, 2000. The Administrator entered into a sub-administration agreement effective October 1, 2000 with State Street Corp. (the "Sub-Administrator") an affiliate of the Trust's Custo-dian. The Administrator and Sub-Administrator perform certain administrative services necessary for the operation of the Trust, including maintaining cer-tain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and pro-vides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the peri-od ended November 30, 2000, the Administrator earned $256,796 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.


Certain officers and/or directors of the Trust are officers and/or directors of the Advisor and Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Gov-ernment securities and reverse repurchase agreements, for the period ended No-vember 30, 2000 were $56,397,241 and $0, respectively. Purchases and sales of U.S. Government securities, for the period ended November 30, 2000 were $0 and $104,357,519, respectively. For purposes of this note, U.S. Government securi-ties include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at November 30, 2000 was $394,156,868, which was the same for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $1,396,472 (gross unrealized appreciation - $1,448,465; gross unrealized depreciation - $2,844,937). At November 30, 2000, the Trust had a capital loss carryforward of $27,422,971 of which $8,320,702 expires in 2002, $7,809,791 expires in
2003, $4,415,068 expires in

THE HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
November 30, 2000 (unaudited)

2004, $4,623,471 expires in 2005 and $2,253,939 expires in 2008, available to offset any future capital gains. However, if the Trust terminates as expected in 2002 the capital loss carryforward must be utilized by 2002 in order for shareholders to realize a benefit.

5. Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mu-tually agreed upon date and price.

Reverse repurchase agreements involve the risk that the market value of the se-curities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bank-ruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2000, the Trust had the following reverse repurchase agreements outstanding:

      Face Value                                                        Maturity
                                      Description                        Amount
   ----------------    -----------------------------------------     --------------
   $     15,040,000    Bear Stearns, 6.66%, dated 11/09/00,
                       maturity date 1/18/01....................    $    15,234,768
         27,172,000    Merrill Lynch, 6.67%, dated 11/21/00,
                       maturity date 1/23/01....................         27,489,165
          8,150,000    Lehman Brothers, 6.66%, dated 11/21/00,
                       maturity date 1/23/01....................          8,244,988
         16,210,000    Morgan Stanley, 6.59%, dated 11/28/00,
                       maturity date 12/20/00...................         16,275,281
         11,198,000    Lehman Brothers, 6.63%, dated 11/29/00,
                       maturity date 1/09/01....................         11,282,554

                       Maturity Amount, including Interest
                       Payable..................................    $    78,526,756
                                                                     --------------
                       Market Value of Assets Sold Under
                       Agreements...............................    $    80,534,973
                                                                     --------------
                       Weighted Average Interest Rate...........          6.64%
                                                                     --------------

The average daily balance of reverse repurchase agreements outstanding during the period ended November 30, 2000 was approximately $82,948,835 at a weighted average interest rate of 6.64%. The maximum amount of reverse repurchase agree-ments outstanding at any time during the period was $97,356,545 as of August 10, 2000, which was 25.32% of total assets.

6. Capital Stock

At November 30, 2000, there were 75 million shares of $0.01 par value common stock authorized. Of the 30,446,839 shares outstanding at November 30, 2000, the Advisor owned 10,639 shares.

The Trust has in effect a stock repurchase program, whereby an amount of up to 25% of the original outstanding common stock, or approximately 9.1 million of the Trust's shares are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of November 30, 2000, 5,863,800 shares have been repurchased pursuant to this program at a cost of $44,701,319 and an average discount of 11.48% from its net asset value. During the period ended November 30, 2000, no shares were repurchased. During the year ended May 31, 2000, no shares were repurchased. All shares repurchased either have been or will be retired.

7. Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the invest-ment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all re-lated and offsetting transactions are considered.

THE HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
November 30, 2000 (unaudited)

There were no open futures contracts for the period ended November 30, 2000.

There was no written option activity for the period ended November 30, 2000.

As of November 30, 2000, the following swap agreements were outstanding:


                                                                                                                         Net
                                                                                                                      Unrealized
                                                         Expiration                                                 Appreciation/
    Notional Amount                                          Date                       Description                (Depreciation)
    -----------------------------------------------     -----------     -----------------------------------------    -----------
   16,400,000 USD                                       11/15/02       Agreement with Morgan Stanley Capital         $   172,909
                                                                       Services Inc., dated 8/10/00 to pay semi-
                                                                       annually the notional amount multiplied
                                                                       by 6.935% and to receive semi-annually
                                                                       the notional amount multiplied by 1 month
                                                                       LIBOR.
   10,000,000 USD                                       6/23/02        Agreement with Morgan Stanley Capital             (29,833)
                                                                       Services Inc., dated 7/09/99 to pay
                                                                       quarterly the notional amount multiplied
                                                                       by 6.211% and to receive semi-annually
                                                                       the notional amount multiplied by 3 month
                                                                       LIBOR.
                                                                                                                     -----------
                                                                                                                     $   143,076
                                                                                                                     ===========

8. Subsequent Events

Dividends: The Trust's Board of Directors declared the following regular monthly dividends:

                                                Dividend                            Record         Payable
                                                Per Share                            Date           Date
                             ------------------------------------------------    -----------     -----------
                            $0.02708                                             12/20/00       12/29/00
                            $0.02708                                             12/29/00       1/25/01

Change in Fiscal Year End: The Board of Directors adopted a change in the Trust's fiscal year end date to December 31. This change is effective beginning with the current fiscal period, which will run for the seven months ended De-cember 31, 2000. Thereafter, the Trust's fiscal year end will be coincident with the calendar year. Prior to December 31, 2000 the Trust's fiscal year end was May 31.

INVESTMENT ADVISOR AND ADMINISTRATOR
HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
For General Information about the Trust:
(800) HYPERION

SUB-ADMINISTRATOR
STATE STREET CORP.
225 Franklin Street
Boston, Massachusetts 02116

CUSTODIAN AND FUND ACCOUNTING AGENT
STATE STREET CORP.
225 Franklin Street
Boston, Massachusetts 02116


TRANSFER AGENT
BOSTON EQUISERVE L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
For Shareholder Services:
(800) 426-5523

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1025 Connecticut Avenue, N.W.
Washington, D.C. 20036


Notice is hereby given in accordance with Section 23(c) of the Investment Com-pany Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

Officers & Directors

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

John W. English*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Paul Jacob
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members


------------------------
      [LOGO]
------------------------


The accompanying financial statements as of November 30, 2000 were not audited and, accordingly, no opinion is expressed on them.

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust Shares.

  Hyperion 2002 Term Trust,
            Inc.
      One Liberty Plaza
  165 Broadway, 36th Floor
   New York, NY 10006-1404